                  SECOND AMENDMENT TO
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AMENDMENT ("Amendment"), dated July 2, 1999, and effective as of July 2, 1999, is made by and among (i) SCHULER HOMES, INC., a Delaware corporation (the "Company"); (ii) SCHULER HOMES OF CALIFORNIA, INC., a California corporation, SCHULER HOMES OF OREGON, INC., an Oregon corporation, SCHULER HOMES OF WASHINGTON, INC., a Washington corporation, MELODY HOMES, INC., a Delaware corporation, SCHULER REALTY/MAUI, INC., a Hawaii corporation, SCHULER REALTY/OAHU, INC., a Hawaii corporation, LOKELANI CONSTRUCTION CORPORATION, a Delaware corporation, MELODY MORTGAGE CO., a Colorado corporation, and SHLR OF WASHINGTON, INC., a Washington corporation ("SHLR/Washington"), SHLR OF UTAH, INC., a Utah corporation, SHLR OF COLORADO, INC., a Colorado corporation, and SSHI LLC, a Delaware limited liability company ("SSHI") (collectively referred to as the "Guarantors"),
(iii) the banks from time to time party to this Agreement (collectively referred to as the "Banks", and individually referred to as a "Bank"), (iv) FIRST HAWAIIAN BANK, a Hawaii corporation, as administrative and co-syndication agent for the Banks (the "Administrative Agent"), and (v) BANK OF AMERICA NT&SA, a national banking association, as documentation and co-syndication agent for the Banks (the "Documentation Agent", the Administrative Agent and the Documentation Agent are collectively referred to as the "Agents").

                          W I T N E S S E T H  T H A T:

     WHEREAS, the Company, the Banks and the Administrative Agent entered into that certain Credit Agreement dated as of March 29, 1996 (the "Original Credit Agreement"), relating to the establishment of a revolving credit facility (the "Credit Facility") in the principal amount of US$110,000,000.00 (the "Original Commitment") made available to the Company by the Banks; and

     WHEREAS, in connection therewith, the Company, the Banks and the Administrative Agent executed certain Loan Documents (as defined in the Original Credit Agreement); and

     WHEREAS, the Company, the Banks and the Administrative Agent entered into that certain Supplement No. 1 to Credit Agreement effective as of January 8, 1997 (the "Supplement"), relating to the use of certain proceeds of Advances (as defined in the Original Credit Agreement) during the Waiver Period (as defined in the Supplement); and

     WHEREAS, the Company, the Guarantors, the Banks and the Agents entered into that certain Amended and Restated Credit Agreement dated March 27, 1997 (the "Amended Credit Agreement"), which amended the terms of the Original Credit Agreement by, among other things, increasing the Original Commitment to US $137,600,000.00; and

     WHEREAS, the Company, the Guarantors, the Banks and the Agents entered into that certain Second Amendment to Loan Documents dated April 29, 1998, which among other things, provided for the consent to the Company's issuance of "Senior Notes", as defined therein, which would be PARI PASSU with the Credit Facility and changed the status of the Guarantors from that of "co-borrowers" to "guarantors" of the Credit Facility; and

     WHEREAS, the Company, the Banks and the Agents entered into that certain Second Amended and Restated Credit Agreement dated September 30, 1998 (the "Second Amended Credit Agreement"), which further amended the terms of the Original Credit Agreement by, among other things, decreasing the Aggregate Commitment to $90,000,000.00 and extending the Termination Date to July 1, 2001; and

     WHEREAS, the Company, the Banks and the Agents entered into that certain First Amendment to Second Amended and Restated Credit Agreement dated January 21, 1999, which permitted the Company, through SHLR/Washington, to acquire the majority interest in SSHI LLC; and

     WHEREAS, the Company has requested that the Banks and the Agents further amend the terms of the Second Amended Credit Agreement by (i) increasing the Aggregate Commitment to $120,000,000.00, (ii) extending the Termination Date to July 1, 2002, (iii) increasing the sublimit for the issuance of Letters of Credit from $10,000,000 to $15,000,000, and (iv) permitting the issuance of "Senior Debt", and "Subordinated Debt", as such terms are defined herein; and

     WHEREAS, the Banks and the Agents are willing to comply with such request, upon and subject to the terms and conditions hereinafter set forth; and

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:

     1. DEFINITIONS. All capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as those ascribed to them in the Second Amended Credit Agreement.

     2. REPRESENTATIONS AND WARRANTIES. As an essential inducement to the Banks and the Agents to execute this Amendment, the Company hereby repeats, reaffirms and incorporates herein by reference all of the representations and warranties contained in Section 5 of the Second Amended Credit Agreement.

     3. AMENDMENT OF LOAN DOCUMENTS. The Loan Documents are hereby amended as follows:

           (a) As used in the Loan Documents, the term "Aggregate Commitment" shall mean the combined Revolving Commitments of the Banks, in the amount of U.S. ONE HUNDRED TWENTY MILLION AND NO/100 DOLLARS (U.S. $120,000,000.00); provided, however, that the aggregate amount of all Letters of Credit issued and outstanding at any one time may not exceed Fifteen Million Dollars ($15,000,000.00) and the aggregate amount of all

Swing-Line Advances outstanding at any one time may not exceed Five Million Dollars ($5,000,000.00).

           (b) The Schedule "1" attached to the Second Amended Credit Agreement shall be replaced with the Schedule "1" attached hereto.

           (c) As used in the Loan Documents, the term "Termination Date" shall mean July 1, 2002, unless extended by the Banks pursuant to Section 2.09.

           (d) As used in the Loan Documents, the term "Senior Debt" shall mean all monetary obligations, evidenced by bonds, debentures, notes or similar instruments which are or are intended to be issued pursuant to a registration statement under the Securities Act of 1933 or an exemption from the registration requirements thereunder, of the Borrower or its Subsidiaries, including principal and interest thereon, unless such obligation, by its terms or by the terms of any agreement or instrument pursuant to which such obligation is issued, is subordinated in right of payment to the Obligations of the Borrower hereunder. The term "Senior Debt" shall include the "Senior Notes".

           (e) As used in the Loan Documents, the term "Permitted
Indebtedness" shall mean:

                  (i)  the Country Club Village Subordinate Mortgage;

                  (ii) the existing Indebtedness and obligations of the Borrower as a joint venture partner in Iao Partners (including any Indebtedness of Iao Partners for which there is recourse to the Borrower); PROVIDED, HOWEVER, that the Borrower shall be permitted, after March 31, 1997, (A) to incur additional Indebtedness as a joint venture partner of Iao Partners, (B) to make additional net investments in Iao Partners, and (C) to make additional net advances to Iao Partners, in amounts which shall not exceed $5,000,000.00, in the aggregate, for all such indebtedness, investments and advances described in (A), (B) and
           (C) above;

                  (iii) Subordinated Debt of the Borrower (including the Borrower's existing subordinated convertible debentures);

                  (iv) Indebtedness, not to exceed $10,000,000 in the aggregate, created or arising under a conditional sale or other title retention agreement, or incurred as purchase money financing, with respect to property acquired by the Borrower or any of its Subsidiaries; provided that the rights and remedies of the seller under such agreement in the event of default are limited to repossession or sale of such property;

                  (v) Indebtedness to the extent incurred upon the indorsement of an instrument in order to negotiate the same, and for taxes, assessments, governmental charges, or levies to the extent that payment thereof shall not at the time be required to be made;

                  (vi) in addition to matters permitted in item (ii) above, Indebtedness and Guaranty Obligations (except for indemnification of sureties issuing bonds in connection with the Borrower's or any of its Subsidiaries' real estate development businesses), not to exceed $10,000,000 in the aggregate, incurred in the ordinary course of the Borrower's and its Subsidiaries' real estate development businesses;

                  (vii)  Premium Payments;

                  (viii) Guaranty Obligations (a) incurred in respect of indemnification of sureties for the issuance of bonds in connection with the Borrower's or any of its Subsidiaries' real estate development businesses and (b) associated with the acquisition of Melody Homes, Inc. and Melody Mortgage Co. by the Borrower;

                  (ix) Senior Debt and any guaranties thereof by any Guarantor;

                  (x)  the Guaranty; and

                  (xi) Indebtedness in respect of the Aggregate Commitment hereunder.

           (f) As used in the Loan Documents, the term "Real Estate Indebtedness"shall mean: the total outstanding amount under: (1) the Aggregate Commitment; (2) Subordinated Debt of the Borrower (including the Borrower's existing subordinated convertible debentures); (3) Senior Debt; and (4) other indebtedness, as may be permitted by the Banks, in connection with the development of any Real Estate Development Assets.

           (g) Section 2.02 of the Second Amended Credit Agreement is hereby revised to read in its entirety as follows:

                  "2.02 DETERMINATION OF BORROWING BASE; RESTRICTION ON ADVANCES, SWING-LINE ADVANCES AND LETTERS OF CREDIT. The Administrative Agent will determine the initial Borrowing Base at the Closing Date, calculated as of August 31, 1998, and evidenced by a Borrowing Base Certificate delivered by the Borrower, to the Administrative Agent no later than September 30, 1998. Such determination shall be effective for the first month following the Closing Date. Thereafter, the Borrowing Base for each succeeding month will be determined by the Administrative Agent, calculated as of the end of the preceding month, evidenced by the Borrowing Base Certificate provided to the Administrative Agent by the Borrower, pursuant to Section 6.02(c) of this Agreement, and verified by the Administrative Agent to its satisfaction. The Administrative Agent shall promptly notify the Borrower and each Bank of each determination by the Administrative Agent of the Borrowing Base. Any determination of the Borrowing Base by the Administrative Agent shall be conclusively deemed to be correct unless objected to by the Borrower or the Majority Banks within five (5) Business Days of the receipt of such determination. The aggregate amount of all Advances and Swing-Line Advances outstanding hereunder, and all Letters of Credit issued and outstanding hereunder, shall not exceed the Borrowing Base, as determined by the Administrative Agent for any succeeding month, less (i) the outstanding principal amount of Senior Debt, and (ii) 50% of the outstanding principal amount of new Subordinated Debt (i.e., Subordinated Debt incurred after the effective date of this Amendment), and shall in no event exceed the amount of the Aggregate Commitment. In the event the Borrowing Base, for any month, as determined by the Administrative Agent hereunder, less
           (i) the principal amount of Senior Debt, and (ii) 50% of the principal amount of new Subordinated Debt, is less than the aggregate amount of all outstanding Advances and Swing-Line Advances and all issued and outstanding Letters of Credit at the date of such determination, the Borrower shall, within fifteen
           (15) Business Days of the receipt of notification by the Administrative Agent, repay Advances or Swing-Line Advances and/or repay or cash collateralize issued and outstanding Letters of Credit, in such amounts as may be necessary to reduce the aggregate amount of all outstanding Advances and Swing-Line Advances and all issued and outstanding Letters of Credit, to the amount of the newly-determined Borrowing Base, less (i) the principal amount of Senior Debt, and (ii) 50% of the principal amount of new Subordinated Debt."

     4. DELIVERY OF RELATED DOCUMENTS. If requested by the Lender, the Company shall deliver to the Administrative Agent on or before July 2, 1999 the following documents, all of which shall be in form and substance satisfactory to the Banks and the Agents:

           (a) Properly certified resolutions of the respective Boards of Directors or other governing body, as applicable, of the Borrower and the Guarantors duly authorizing the execution and delivery of this Amendment by such applicable party.

           (b) An opinion from counsel to the Borrower stating that after the execution and delivery of this Amendment by the Borrower, the Loan Documents will continue to be enforceable in accordance with their terms and will continue to constitute the valid and legally binding obligations of the Borrower.

     5. FEES.

           (a) ACTIVATION FEE. The Borrower shall pay to the Administrative Agent on or before July 2, 1999, for the account of each Bank, an activation fee in the amount of

$75,000.00, which sum is equal to one-fourth of one percent (0.25%) of the amount of the increase in the Aggregate Commitment ($30,000,000.00).

           (b) EXTENSION FEE. The Borrower shall pay to the Administrative Agent on or before July 2, 1999, for the account of each Bank, an extension fee in the amount equal of $180,000.00, which sum is equal to fifteen hundredths of one percent (0.15%) of the Aggregate Commitment.

           (c) AGENCY FEES. The Borrower shall pay to the Administrative Agent for the Administrative Agent's own account an agency fee in the amount and at the times set forth in the letter agreements between the Borrower and the Administrative Agent dated September 30, 1998, and July 2, 1999.

           (d) OTHER FEES. The Borrower will continue to pay all other fees as required by Section 2.11 of the Second Amended Credit Agreement.

     6. VOLUNTARY REDUCTION IN COMMITMENTS. The Company and the Banks acknowledge that, in connection with the increase in the Aggregate Commitment to $120,000,000, as provided in paragraph 3(a) above, the Company shall have the right and option, as provided in Section 2.07(b) of the Second Amended Credit Agreement, after the Aggregate Commitment has remained at $120,000,000 for six (6) months, to permanently reduce the Aggregate Commitment by up to $30,000,000, upon the terms and conditions set forth in said Section 2.07(b).

     7. BANKS' RIGHT AND OPTION TO EXTEND TERMINATION DATE. The Company and the Banks acknowledge that, in connection with the extension of the Termination Date to July 1, 2002, as provided in paragraph 3(c) above, the Banks shall have the right and option, as provided in Section 2.09 of the Second Amended Credit Agreement, to further extend the Termination Date for a period of one (1) year, to July 1, 2003, upon the terms and conditions set forth in said Section 2.09.

     8. CONFORMANCE. The Loan Documents are hereby amended to conform with this Amendment, but in all other respects such provisions are to be and continue in full force and effect.

     9. CONTINUANCE OF SECURITY. The performance of the obligations of the Company under the Loan Documents, as herein amended, shall be fully secured by and entitled to the benefits of the Guaranty and the other Loan Documents, and any modifications, extensions, renewals or replacements thereof.

     10. CONTINUING GUARANTY. The Guarantors hereby consent to the foregoing amendments, reaffirm their obligations under that certain Guaranty dated January 21, 1999 (the

"Guaranty") and covenant that the execution and delivery of this Amendment shall not in any way affect, impair or diminish their obligations under the Guaranty.

     11. NO OFFSETS. As of the date hereof, the Company has no claims, defenses or offsets against the Banks or the Agents, or against the Company's obligations under the "Loan Documents", as herein amended, whether in connection with the negotiations for or closing of the Credit Facility, of any prior amendments, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released. As of the date hereof, the Guarantors have no claims, defenses or offsets against the Banks or the Agents, or against the Guarantors' obligations under the Guaranty, whether in connection with the negotiations for or closing of the Credit Facility, of any prior amendments, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released.

     12. NO WAIVER. This Amendment is made on the express condition that nothing herein contained shall in any way be construed as affecting, impairing or waiving any rights of the Banks or the Agents under any of the Loan Documents, as herein amended.

     13. ENTIRE AGREEMENT. This Amendment incorporates all of the agreements between the parties relating to the amendment of the Loan Documents and supersedes all other prior or concurrent oral or written letters, agreements or understandings relating to such amendment.

     14. HEADINGS. The headings of paragraphs and subparagraphs herein are inserted only for convenience and reference, and shall in no way define, limit or describe the scope or intent of any provisions of this Amendment.

     15. GOVERNING LAW; SEVERABILITY. This Amendment is executed and delivered, and shall be construed and enforced, in accordance with and governed by the laws of the State of Hawaii. If any provision of this Amendment is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Amendment shall remain unaffected.

     16. SUBMISSION TO JURISDICTION. The Company and the Guarantors hereby irrevocably and unconditionally submit, but only for the purposes of any action or proceeding which the Banks and/or the Agents may bring to enforce any of the Loan Documents, as amended herein, to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Banks and the Agents from commencing any such action or proceeding in any other court having jurisdiction.

     17. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

     18. EXPENSES. The Company shall pay all reasonable expenses incurred by the Administrative Agent in negotiations for and documentation of this Amendment and the satisfaction of the conditions thereof, including, but not limited to, fees and expenses of legal counsel for the Administrative Agent, and any other costs incurred by the Administrative Agent in connection with any of the matters described in this Amendment.

     19. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Company shall not assign this Amendment or any of the rights, duties or obligations of the Company hereunder without the prior written consent of the Banks and the Agents.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

                                     SCHULER HOMES, INC.


                                     By /s/ Douglas M. Tonokawa
                                       -------------------------------
                                       Name: Douglas M. Tonokawa
                                       Title: Vice President of Finance
                                                            "Borrower"

                                     SCHULER HOMES OF CALIFORNIA, INC.


                                     By /s/ Douglas M. Tonokawa
                                       -------------------------------
                                       Name: Douglas M. Tonokawa
                                       Title: Vice President of Finance

                                     SCHULER HOMES OF OREGON, INC.


                                     By /s/ Douglas M. Tonokawa
                                       -------------------------------
                                       Name: Douglas M. Tonokawa
                                       Title: Vice President of Finance

                                     SCHULER HOMES OF WASHINGTON, INC.

                                     By /s/ Douglas M. Tonokawa
                                       -------------------------------
                                       Name: Douglas M. Tonokawa
                                       Title: Vice President of Finance

                                     MELODY HOMES, INC.


                                     By /s/ Douglas M. Tonokawa
                                       -------------------------------
                                       Name: Douglas M. Tonokawa
                                       Title: Vice President of Finance

                                     SCHULER REALTY/MAUI, INC.


                                     By /s/ Douglas M. Tonokawa
                                       -------------------------------
                                       Name: Douglas M. Tonokawa
                                       Title: Vice President of Finance

                                     SCHULER REALTY/OAHU, INC.


                                     By /s/ Douglas M. Tonokawa
                                       -------------------------------
                                       Name: Douglas M. Tonokawa
                                       Title: Vice President of Finance

                                     LOKELANI CONSTRUCTION CORPORATION


                                     By /s/ Douglas M. Tonokawa
                                       -------------------------------
                                       Name: Douglas M. Tonokawa
                                       Title: Vice President of Finance

                                     MELODY MORTGAGE CO.


                                     By /s/ Douglas M. Tonokawa
                                       -------------------------------
                                       Name: Douglas M. Tonokawa
                                       Title: Vice President of Finance

                                     SHLR OF WASHINGTON, INC.


                                     By /s/ Douglas M. Tonokawa
                                       -------------------------------
                                       Name: Douglas M. Tonokawa
                                       Title: Vice President of Finance


                                     SHLR OF UTAH, INC.


                                     By /s/ Douglas M. Tonokawa
                                       -------------------------------
                                       Name: Douglas M. Tonokawa
                                       Title: Vice President of Finance

                                     SHLR OF COLORADO, INC.


                                     By /s/ Douglas M. Tonokawa
                                       -------------------------------
                                       Name: Douglas M. Tonokawa
                                       Title: Vice President of Finance

                                     SSHI LLC

                                     By SHLR of Washington, Inc.
                                        Its Managing Member


                                     By /s/ Douglas M. Tonokawa
                                       -------------------------------
                                       Name: Douglas M. Tonokawa
                                       Title: Vice President of Finance
                                                           "Guarantors"

                                     FIRST HAWAIIAN BANK,
                                     as Administrative Agent and
                                     Co-Syndication Agent

                                     By /s/ Russell A. Loo
                                       -------------------------------
                                       Name: Russell A. Loo
                                       Title: Assistant Vice President
                                                 "Administrative Agent"

                                     BANK OF AMERICA NT&SA,
                                     as Documentation Agent and
                                     Co-Syndication Agent

                                     By /s/ Cynthia Hamilton
                                       -------------------------------
                                       Name: Cynthia Hamilton
                                       Title: Vice President
                                                 "Documentation Agent"


                                     FIRST HAWAIIAN BANK, as a Bank

                                     By /s/ Russell A. Loo
                                       -------------------------------
                                       Name: Russell A. Loo
                                       Title: Assistant Vice President


                                     BANK OF AMERICA NT&SA, as a Bank

                                     By /s/ Cynthia Hamilton
                                       -------------------------------
                                       Name: Cynthia Hamilton
                                       Title: Vice President

                                     BANK ONE, ARIZONA, NA

                                     By /s/ R. Williams
                                       -------------------------------
                                       Name: Rhonda R. Williams
                                       Title: Vice President

                                     BANK BOSTON, NA

                                     By /s/ Nicholas Whiting
                                       -------------------------------
                                       Name: Nicholas Whiting
                                       Title: Vice President

                                     BANK OF HAWAII

                                     By /s/ Joyce Y. Sakai
                                       -------------------------------
                                       Name: Joyce Y. Sakai
                                       Title: Vice President
                                                                "Banks"

                                   SCHEDULE 1


Bank                               Revolving                   Commitment
----                               Commitment                  Percentage
                                   -----------------------------------------
First Hawaiian Bank                $ 33,300,000.00             27.750000000%

Bank of America NT & SA            $ 26,700,000.00             22.250000000%

Bank One, Arizona, NA              $ 20,000,000.00             16.666666667%

Bank Boston, NA                    $ 20,000,000.00             16.666666667%

Bank of Hawaii                     $ 20,000,000.00             16.666666667%

                                   --------------              ---------------

                                   $120,000,000.00             100.000000000%
